Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Planet Fitness, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay Stasz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.
Date: February 25, 2025

/s/ Jay Stasz
Jay Stasz
Chief Financial Officer
(Principal Financial Officer)